Exhibit 99.2

Ocean Power Technologies Demonstrates Multi-Day Advanced Remote Survey Capabilities

Completion of Exercises in California Illustrates Cost Efficient Autonomous Ocean Intelligence at Scale

MONROE TOWNSHIP, NJ, January 21, 2025 - Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in innovative, cost-effective, low-carbon and artificial intelligence maritime services that enable safer and more productive ocean operations and related power, data, and service solutions, today announced that it has completed a major set of exercises in California and successfully demonstrated the autonomous capability of the WAM-V to provide offshore survey capabilities for multiple days without needing to return to base.

During the exercises, the WAM-V 22 operated for several days while hosting a complete seabed survey payload providing real time hydrographic and survey data collection. This multi-day operational capability is designed to offer greater persistence at sea while hosting an array of offshore instrumentation for longer and more power intensive requirements.

Philipp Stratmann, CEO of Ocean Power Technologies, commented, “This is a groundbreaking milestone for OPT. The technological capabilities of our WAM-Vs can now be deployed for multiple days in over the horizon operations. Having previously demonstrated the ability to deploy for multiple days, the recently implemented design changes now enable full operations over extended time periods. This opens up entirely new operating approaches for our customers, leading to enhanced efficiencies and opening up new markets for OPT.”

For additional details on Ocean Power Technologies and their involvement in Project Overmatch, please visit www.oceanpowertechnologies.com.

ABOUT OCEAN POWER TECHNOLOGIES

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets, including Merrows™, which provides AI capable seamless integration of Maritime Domain Awareness Systems across platforms. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties, including the potential continuing success with the delivery of customer services over extended timeframes, the conversion of potential customers to contracts and the realization of the potential revenue thereunder. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Contact Information

Investors: 203-561-6945 or investorrelations@oceanpowertech.com

Media: 609-730-0400 x402 or MediaRelations@oceanpowertech.com